EXHIBIT 7(1)
                              CONSENT OF ATTORNEYS

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Freedman, Levy, Kroll & Simonds





                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Northbrook Life Insurance Company (File No. 333-25057).




                         FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 14, 1998